EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Garth Likes, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-QSB of Cyplasin Biomedical Ltd. for the quarterly period ended July 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cyplasin Biomedical Ltd..

Dated: September 13, 2007

/s/ Garth Likes

Garth Likes

President and Chief Executive Officer

(Principal Executive Officer, Principal Financial Officer

and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cyplasin Biomedical Ltd. and will be retained by Cyplasin Biomedical Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

CW1412865.1